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                                                                   Exhibit 23(c)


                        Consent Of Independent Auditors

We Consent to the reference to our firm under the captions "Selected Consolidated financial Data" and "Experts" and to the use of our report dated March 14, 2003 (except Note 3, as to which the date is March 28, 2003) in the Registration Statement (Form S-4 No. 33-XXXXX and the related Prospectus of Consumers Energy Company dated December 16, 2003.

                                                        /s/ Ernst & Young LLP

Detroit, Michigan
December 12, 2003